Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES SECOND QUARTER 2019 RESULTS

Houston, Texas

August 7, 2019

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore oil and natural gas and wind farm facilities worldwide, today announced results for its second quarter ended June 30, 2019.

Second quarter highlights include:

•

A 6% increase in total operating revenues as compared with the second quarter of 2018, primarily due to a 10% increase in utilization. The improved utilization reflects a 7% increase in on hire days despite an 8% decrease in the number of available days as a result of asset sales during the last twelve months, compared with the second quarter of 2018  Operating loss decreased by $4.5 million to $16.5 million compared with $21.0 million in the second quarter of 2018.

•

Consolidated direct vessel profit (“DVP”)(1) for the second quarter of 2019 increased by $6.1 million, or 41%, to $20.8 million from $14.7 million in the second quarter of 2018. Primary drivers of the increase were current quarter increases in revenues, along with a decrease in labor costs compared to the second quarter of 2018 due to a $1.2 million foreign pension adjustment in 2018, $1.0 million reduction in drydockings and a $1.7 million reduction in other major repairs.

•

Wind energy support revenues for the second quarter of 2019 increased by $3.3 million to $9.8 million from $6.5 million in the second quarter of 2018, a 52% increase, and DVP for this activity increased by $2.0 million to $4.7 million from $2.7 million in the second quarter of 2018, a 76% increase.  This growth included both organic improvement in utilization and average dayrates for our crew transfer vessel (“CTV”) fleet and the commencement of a multi-year contract in Europe for one liftboat.

•

Start-up expenses incurred by both our Brazilian focused joint venture and our Chinese new construction platform supply vessel (“PSV”) joint venture, resulted in $5.6 million in losses from 50% or less owned companies. These joint ventures incurred drydocking and/or mobilization expenses for a total of eight vessels, all of which are expected to begin work and contribute positively to the Company’s results in the third quarter.

Following the end of the quarter, the Company initiated cost reduction initiatives aimed at better aligning its operating expenses with its view of current and prospective market conditions. Cost reduction measures include a reduction of workforce, reorganization of the management structure, and closure and/or consolidation of certain facilities in the U.S. Gulf of Mexico, Middle East, and Europe. The Company expects that upon completion of these initiatives, it will realize annualized recurring administrative and general savings of at least $8.0 million, representing approximately 17% of the Company’s total administrative and general expense over the last twelve months. The Company anticipates that the initiatives will impact all of its reportable segments and expects the bulk of the initiatives to be completed by the second quarter of 2020. These initiatives will result in a one-time restructuring charge in the third quarter of 2019.

Chief Executive Officer John Gellert commented on SEACOR Marine's second quarter results:

“Our fleet continued to experience an upward trend in utilization and dayrates, reflecting consistent improvement for assets since the offshore cycle trough in the first quarter of 2017.  Activity levels in the U.S. Gulf of Mexico remain tepid as customer demand is highly sensitive to oil and gas prices.  Tendering activity, especially in international markets served by our asset portfolio, points to a continuing recovery.  Unfortunately, the pace of the recovery is slower than we had hoped, leading us to implement our aggressive cost-cutting initiative.

“Our investments in wind energy support are paying off and continue to develop attractive growth opportunities.  Notable highlights from the second quarter were the commencement of a 30-month contract in Europe for our largest and most capable liftboat,  increased activity of our CTVs in Europe, and new tendering activity in the U.S. for Jones Act-compliant assets in anticipation of significant offshore windfarm installations off the East Coast.

“We are focused on returning to profit and generating cash, while remaining vigilant in positioning ourselves to take advantage of opportunities in any market conditions. We have proactively reassessed our cost structure and regional footprint and initiated efforts to optimize both. I am confident that these efforts, and our continued emphasis on core assets, regions and services with the highest potential for improved margins, allow us to chart our own path to profitability without depending on a full market recovery in oil and gas services.”

For the second quarter of 2019, net loss attributable to SEACOR Marine was $28.4 million ($1.21 per basic and diluted share), and operating loss was $16.5 million.  Net loss attributable to SEACOR Marine for the second quarter of 2018 was $25.0 million ($1.19 per basic and diluted share) and operating loss was $21.0 million.

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability when applied to reportable segments and a non-GAAP measure when applied to individual vessels, fleet categories or the combined fleet.  DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels).  DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 8 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

 SEACOR Marine provides global marine and support transportation services to offshore oil and natural gas and windfarm facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

 Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control.  It should be understood that it is not possible to predict or identify all such factors.  Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties.  Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact Connie Morinello at (346) 980-1700 or InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS (in thousands, except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Operating Revenues	$64,345	$60,701	$120,594	$112,422
Costs and Expenses:
Operating	43,525	46,001	87,802	84,349
Administrative and general	11,639	15,041	23,639	27,415
Lease expense	4,317	3,310	8,465	6,568
Depreciation and amortization	17,494	18,406	34,687	37,918
	76,975	82,758	154,593	156,250
(Losses) Gains on Asset Dispositions and Impairments, Net	(3,848)	1,055	(3,489)	(1,588)
Operating Loss	(16,478)	(21,002)	(37,488)	(45,416)
Other Income (Expense):
Interest income	222	352	579	568
Interest expense	(7,691)	(6,489)	(15,426)	(12,622)
SEACOR Holdings guarantee fees	(32)	(7)	(61)	(19)
Derivative losses, net	(1,398)	(2,668)	(2,323)	(14,184)
Foreign currency gains, net	(929)	(818)	(294)	(679)
	(9,828)	(9,630)	(17,525)	(26,936)
Loss Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(26,306)	(30,632)	(55,013)	(72,352)
Income Tax Benefit	(3,048)	(4,724)	(6,879)	(14,548)
Loss Before Equity in Earnings of 50% or Less Owned Companies	(23,258)	(25,908)	(48,134)	(57,804)
Equity in Losses of 50% or Less Owned Companies	(7,006)	(721)	(10,403)	(513)
Net Loss	(30,264)	(26,629)	(58,537)	(58,317)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(1,875)	(1,605)	(4,599)	(4,460)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(28,389)	$(25,024)	(53,938)	$(53,857)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.	$(1.21)	$(1.19)	$(2.32)	$(2.79)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	23,382,272	21,035,214	23,237,012	$19,312,923

SEACOR MARINE HOLDINGS INC. UNAUDITED CONSOLIDATED RESULTS OF OPERATIONS (in thousands, except share data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2019		2018		2019		2018
Time Charter Statistics:
Average Rates Per Day Worked (excluding crew transfer)	$9,913		$9,742		$9,686		$9,425
Average Rates Per Day	$7,122		$7,324		$7,237		$7,174
Fleet Utilization (excluding crew transfer)	64%		58%		63%		54%
Fleet Utilization	72%		62%		66%		58%
Fleet Available Days (excluding crew transfer)	8,038		9,071		16,153		18,342
Fleet Available Days	11,537		12,528		23,072		25,129
Operating Revenues:
Time charter	$58,773	91%	$56,826	94%	$110,900	92%	$103,968	93%
Bareboat charter	1,389	2%	1,156	2%	2,532	2%	2,299	2%
Other marine services	4,183	7%	2,719	4%	7,162	6%	6,155	5%
	$64,345	100%	60,701	100%	$120,594	100%	112,422	100%
Costs and Expenses:
Operating:
Personnel	23,961	37%	24,733	41%	46,717	39%	46,409	41%
Repairs and maintenance	8,676	14%	9,070	15%	17,682	15%	16,143	14%
Drydocking	2,074	3%	3,112	5%	4,953	4%	5,369	5%
Insurance and loss reserves	1,892	3%	1,934	3%	3,366	3%	3,124	3%
Fuel, lubes and supplies	3,892	6%	4,122	7%	7,645	6%	7,667	7%
Other	3,030	5%	3,009	5%	7,439	6%	5,616	5%
	43,525	68%	45,980	76%	87,802	73%	84,328	75%
Administrative and general	11,639	18%	15,041	25%	23,639	19%	27,415	24%
Depreciation and amortization	17,494	27%	18,406	30%	34,687	29%	37,918	34%
Lease expense - operating	4,317	7%	3,331	6%	8,465	7%	6,589	6%
	76,975	120%	82,758	137%	154,593	128%	156,250	139%
Gains (Losses) on Asset Dispositions and Impairments, Net	(3,848)	(6)%	1,055	2%	(3,489)	(3)%	(1,588)	(1)%
Operating Loss	(16,478)	(26)%	(21,002)	(35)%	(37,488)	(31)%	(45,416)	(40)%

SEACOR MARINE HOLDINGS INC. UNAUDITED CONSOLIDATED STATEMENTS OF LOSS (in thousands, except statistics and per share data)

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Time Charter Statistics:
Average Rates Per Day Worked (excluding crew transfer)	$9,913	$9,451	$9,852	$10,186	$9,742
Average Rates Per Day	$7,122	$7,371	$7,447	$7,323	$7,324
Fleet Utilization (excluding crew transfer)	64%	62%	61%	60%	58%
Fleet Utilization	72%	61%	63%	68%	62%
Fleet Available Days (excluding crew transfer)	8,038	8,116	8,312	9,119	9,071
Fleet Available Days	11,537	11,536	11,808	12,617	12,528
Operating Revenues:
Time charter	$58,773	$52,127	$55,382	$62,902	$56,826
Bareboat charter	1,389	1,143	1,168	1,168	1,156
Other marine services	4,183	2,979	14,382	6,185	2,719
	$64,345	$56,249	$70,932	70,255	$60,701
Costs and Expenses:
Operating:
Personnel	23,961	22,756	23,598	25,021	24,733
Repairs and maintenance	8,676	9,006	7,928	9,208	9,070
Drydocking	2,074	2,879	1,396	4,822	3,112
Insurance and loss reserves	1,892	1,474	2,093	1,857	1,934
Fuel, lubes and supplies	3,892	3,753	4,618	4,690	4,122
Other	3,030	4,409	2,532	3,000	3,009
	43,525	44,277	42,165	48,598	45,980
Direct Vessel Profit	20,820	11,972	28,767	21,657	14,721
Other Costs and Expenses:
Lease expense	4,317	4,148	3,430	3,292	3,331
Administrative and general	11,639	12,000	11,795	11,767	15,041
Depreciation and amortization	17,494	17,193	16,986	17,342	18,406
	33,450	33,341	32,211	32,401	36,778
Gains (Losses) on Asset Dispositions and Impairments, Net	(3,848)	359	(7,745)	586	1,055
Operating Loss	(16,478)	(21,010)	(11,189)	(10,158)	(21,002)
Other Income (Expense):
Interest income	222	357	357	309	352
Interest expense	(7,691)	(7,735)	(7,486)	(7,761)	(6,489)
SEACOR Holdings guarantee fees	(32)	(29)	(5)	(5)	(7)
Debt extinguishment loss	—	—	—	(638)	—
Derivative losses, net	(1,398)	(925)	12,651	4,387	(2,668)
Foreign currency gains, net	(929)	635	(466)	(302)	(818)
Other, net	—	—	(4)	678	—
	(9,828)	(7,697)	5,047	(3,332)	(9,630)
Loss Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(26,306)	(28,707)	(6,142)	(13,490)	(30,632)
Income Tax (Benefit) Expense	(3,048)	(3,831)	(48)	1,249	(4,724)
Loss Before Equity in Earnings of 50% or Less Owned Companies	(23,258)	(24,876)	(6,094)	(14,739)	(25,908)
Equity in (Losses) Earnings of 50% or Less Owned Companies, Net of Tax	(7,006)	(3,397)	(1,875)	(1,027)	(721)
Net Loss	(30,264)	(28,273)	(7,969)	(15,766)	(26,629)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(1,875)	(2,724)	(175)	191	(1,605)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(28,389)	$(25,549)	$(7,794)	$(15,957)	$(25,024)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.	$(1.21)	$(1.11)	$(0.35)	$(0.71)	$(1.19)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	23,382	23,090	22,514	22,513	21,035
Common Shares and Warrants Outstanding at Period End	23,618	23,222	22,711	22,709	22,709

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except share data)

	United States (primarily Gulf of Mexico)	Africa (primarily West Africa)	Middle East and Asia	Latin America	Europe (primarily North Sea)	Total
For the Three Months Ended June 30, 2019
Time Charter Statistics:
Average Rates Per Day	$14,058	$9,365	$8,182	$8,074	$4,686	$7,122
Fleet Utilization	34%	81%	79%	63%	86%	72%
Fleet Available Days	2,669	1,365	2,026	400	5,077	11,537
Operating Revenues:
Time charter	$12,628	$10,400	$13,175	$2,046	$20,524	$58,773
Bareboat charter	233	—	—	1,156	—	1,389
Other marine services	1,320	753	349	273	1,488	4,183
	14,181	11,153	13,524	3,475	22,012	64,345
Direct Costs and Expenses:
Operating:
Personnel	5,203	3,428	4,292	976	10,062	23,961
Repairs and maintenance	2,515	952	2,629	481	2,099	8,676
Drydocking	1,801	(48)	275	(32)	78	2,074
Insurance and loss reserves	841	239	381	66	365	1,892
Fuel, lubes and supplies	1,107	939	725	314	807	3,892
Other	113	773	793	560	791	3,030
	11,580	6,283	9,095	2,365	14,202	43,525
Direct Vessel Profit	$2,601	$4,870	$4,429	$1,110	$7,810	20,820
Other Costs and Expenses:
Lease expense	$2,942	$787	$42	$—	$546	4,317
Administrative and general						11,639
Depreciation and amortization	5,341	2,759	4,274	1,659	3,461	17,494
						33,450
Loss on Asset Dispositions and Impairments						(3,848)
Operating Loss						$(16,478)

	United States (primarily Gulf of Mexico)	Africa (primarily West Africa)	Middle East and Asia	Latin America	Europe (primarily North Sea)	Total
For the Six Months Ended June 30, 2019
Time Charter Statistics:
Average Rates Per Day	$12,472	$9,414	$8,280	$10,974	$4,743	$7,237
Fleet Utilization	31%	84%	76%	67%	77%	66%
Fleet Available Days	5,367	2,678	4,087	941	10,000	23,073
Operating Revenues:
Time charter	$20,633	$21,173	$25,674	$6,968	$36,452	$110,900
Bareboat charter	233	—	—	2,299	—	2,532
Other marine services	2,452	116	577	908	3,109	7,162
	23,318	21,289	26,251	10,175	39,561	120,594
Direct Costs and Expenses:
Operating:
Personnel	9,706	7,295	8,546	2,532	18,638	46,717
Repairs and maintenance	5,293	2,136	4,822	816	4,615	17,682
Drydocking	3,795	290	434	47	387	4,953
Insurance and loss reserves	1,433	452	708	201	572	3,366
Fuel, lubes and supplies	1,790	1,693	1,434	742	1,986	7,645
Other	203	2,879	1,893	1,081	1,383	7,439
	22,220	14,745	17,837	5,419	27,581	87,802
Direct Vessel Profit	$1,098	$6,544	$8,414	$4,756	$11,980	32,792
Other Costs and Expenses:
Lease expense	$5,853	$1,572	$88	$1	$951	8,465
Administrative and general						23,639
Depreciation and amortization	10,839	5,115	8,523	3,595	6,615	34,687
						66,791
Loss on Asset Dispositions and Impairments						(3,489)
Operating Loss						$(37,488)
As of June 30, 2019
Property and Equipment:
Historical cost	$364,501	$220,855	$288,677	$108,068	$240,719	$1,222,820
Accumulated depreciation	(189,602)	(62,061)	(74,815)	(49,393)	(149,685)	(525,556)
	$174,899	$158,794	$213,862	$58,675	$91,034	$697,264
Total Assets (1)	$312,465	$171,084	$252,926	$123,513	$133,437	$993,425

(1)	Total assets by region does not include corporate assets, which are $83,271 as of June 30, 2019

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$14,058	$10,588	$12,656	$12,476	$10,503
Fleet utilization	34%	28%	29%	30%	23%
Fleet available days	2,669	2,698	2,983	3,433	3,710
Out-of-service days for repairs, maintenance and drydockings	325	232	143	147	292
Out-of-service days for cold-stacked status	1,322	1,579	1,761	2,101	2,435
Operating Revenues:
Time charter	$12,628	$8,005	$10,968	$12,800	$9,052
Bareboat charter	233	—	—	—	—
Other marine services	1,320	1,132	8,709	2,722	1,676
	14,181	9,137	19,677	15,522	10,728
Direct Costs and Expenses:
Operating:
Personnel	5,203	4,503	5,227	4,853	4,636
Repairs and maintenance	2,515	2,778	1,128	1,801	1,529
Drydocking	1,801	1,994	147	375	910
Insurance and loss reserves	841	592	974	612	902
Fuel, lubes and supplies	1,107	683	1,055	1,120	900
Other	113	90	185	154	29
	11,580	10,640	8,716	8,915	8,906
Direct Vessel Profit (Loss)	$2,601	$(1,503)	$10,961	$6,607	$1,822
Other Costs and Expenses:
Lease expense	$2,942	$2,911	$2,053	$2,078	$2,065
Depreciation and amortization	5,341	5,498	5,550	5,227	5,915

Africa, primarily West Africa
Time Charter Statistics:
Average rates per day worked	$9,365	$9,461	$9,411	$9,315	$9,509
Fleet utilization	81%	87%	87%	82%	88%
Fleet available days	1,365	1,313	1,310	1,475	1,331
Out-of-service days for repairs, maintenance and drydockings	54	58	—	92	46
Operating Revenues:
Time charter	$10,400	$10,773	$10,730	$11,201	$11,122
Other marine services	753	(637)	4,247	1,777	350
	11,153	10,136	14,977	12,978	11,472
Direct Costs and Expenses:
Operating:
Personnel	3,428	3,867	3,665	4,486	4,314
Repairs and maintenance	952	1,184	873	2,438	1,663
Drydocking	(48)	338	(28)	1,201	910
Insurance and loss reserves	239	213	307	323	248
Fuel, lubes and supplies	939	754	1,176	1,081	900
Other	773	2,106	772	1,103	1,402
	6,283	8,462	6,765	10,632	9,437
Direct Vessel Profit	$4,870	$1,674	$8,212	$2,346	$2,035
Other Costs and Expenses:
Lease expense	$787	$785	$1,059	$1,061	$1,092
Depreciation and amortization	2,759	2,356	2,341	2,381	2,924

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued) (in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$8,182	$8,386	$8,856	$8,156	$8,226
Fleet utilization	79%	72%	70%	76%	82%
Fleet available days	2,026	2,061	2,009	2,024	2,005
Out-of-service days for repairs, maintenance and drydockings	73	95	178	76	4
Out-of-service days for cold-stacked status	115	90	92	92	91
Operating Revenues:
Time charter	$13,175	$12,499	$12,517	$12,590	$13,591
Other marine services	349	228	118	(83)	(792)
	13,524	12,727	12,635	12,507	12,799
Direct Costs and Expenses:
Operating:
Personnel	4,292	4,254	4,354	4,361	4,069
Repairs and maintenance	2,629	2,193	3,077	2,091	3,576
Drydocking	275	159	949	352	72
Insurance and loss reserves	381	327	389	385	361
Fuel, lubes and supplies	725	709	1,179	892	922
Other	793	1,100	984	952	836
	9,095	8,742	10,932	9,033	9,836
Direct Vessel Profit	$4,429	$3,985	$1,703	$3,474	$2,963
Other Costs and Expenses:
Lease expense	$42	$46	$49	$57	$59
Depreciation and amortization	4,274	4,249	4,154	4,207	4,311

Latin America
Time Charter Statistics:
Average rates per day worked	$8,074	$12,900	$11,866	$17,604	$19,127
Fleet utilization	63%	71%	72%	80%	57%
Fleet available days	400	541	460	531	416
Out-of-service days for repairs, maintenance and drydockings	3	5	—	—	—
Out-of-service days for cold-stacked status	91	90	92	92	91
Operating Revenues:
Time charter	$2,046	$4,922	$3,934	$7,479	$4,556
Bareboat charter	1,156	1,143	1,168	1,168	1,156
Other marine services	273	635	183	416	845
	3,475	6,700	5,285	9,063	6,557
Direct Costs and Expenses:
Operating:
Personnel	976	1,556	1,142	1,662	1,219
Repairs and maintenance	481	335	362	312	32
Drydocking	(32)	79	14	103	11
Insurance and loss reserves	66	135	96	163	169
Fuel, lubes and supplies	314	428	384	427	349
Other	560	521	232	350	488
	2,365	3,054	2,230	3,017	2,268
Direct Vessel Profit	$1,110	$3,646	$3,055	$6,046	$4,289
Other Costs and Expenses:
Lease expense	$—	$1	$1	$1	$2
Depreciation and amortization	1,659	1,936	1,888	2,521	2,280

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued) (in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Europe, primarily North Sea
Time Charter Statistics:
Average rates per day worked	4,686	4,819	4,676	4,287	4,823
Fleet utilization	86%	67%	73%	85%	76%
Fleet available days	5,077	4,923	5,046	5,154	5,065
Out-of-service days for repairs, maintenance and drydockings	174	124	136	240	77
Out-of-service days for cold-stacked status	91	90	92	61	—
Operating Revenues:
Time charter	$20,524	$15,928	$17,233	$18,832	$18,505
Other marine services	1,488	1,621	1,125	1,353	640
	22,012	17,549	18,358	20,185	19,145
Direct Costs and Expenses:
Operating:
Personnel	10,062	8,576	9,210	9,659	10,495
Repairs and maintenance	2,099	2,516	2,488	2,566	2,270
Drydocking	78	309	314	2,791	1,209
Insurance and loss reserves	365	207	327	374	254
Fuel, lubes and supplies	807	1,179	824	1,170	1,051
Other	791	592	359	441	254
	14,202	13,379	13,522	17,001	15,533
Direct Vessel Profit	$7,810	$4,170	$4,836	$3,184	$3,612
Other Costs and Expenses:
Lease expense	$546	$405	$267	$95	$113
Depreciation and amortization	3,461	3,154	3,053	3,006	2,976

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$7,597	$8,502	$8,506	$9,269	$13,381
Fleet utilization	49%	38%	26%	28%	23%
Fleet available days	910	900	1,012	1,012	866
Out-of-service days for repairs, maintenance and drydockings	31	34	12	100	23
Out-of-service days for cold-stacked status	437	521	644	602	608
Operating Revenues:
Time charter	$3,360	$2,875	$2,248	$2,592	$2,712
Other marine services	869	(658)	2,426	1,244	(91)
	4,229	2,217	4,674	3,836	2,621
Direct Costs and Expenses:
Operating:
Personnel	2,001	1,390	1,279	1,667	1,593
Repairs and maintenance	632	630	386	1,625	1,281
Drydocking	96	75	(70)	1,168	945
Insurance and loss reserves	266	122	219	282	265
Fuel, lubes and supplies	262	62	467	582	586
Other	411	592	568	530	689
	3,668	2,871	2,849	5,854	5,359
Direct Vessel Profit (Loss)	$561	$(654)	$1,825	$(2,018)	$(2,738)
Other Costs and Expenses:
Lease expense	$1,527	$1,539	$1,847	$1,851	$1,855
Depreciation and amortization	575	575	679	689	532

Fast support
Time Charter Statistics:
Average rates per day worked	$7,624	$7,609	$7,749	$7,148	$6,963
Fleet utilization	71%	68%	67%	59%	62%
Fleet available days	3,275	3,295	3,187	3,709	3,820
Out-of-service days for repairs, maintenance and drydockings	134	72	151	131	53
Out-of-service days for cold-stacked status	545	622	659	1,037	1,191
Operating Revenues:
Time charter	$17,709	$17,083	$16,453	$15,678	$16,488
Bareboat charter	233	—	—	—	—
Other marine services	(179)	(251)	(952)	(834)	(505)
	17,763	16,832	15,501	14,844	15,983
Direct Costs and Expenses:
Operating:
Personnel	5,796	5,511	5,328	5,826	5,258
Repairs and maintenance	2,682	2,337	2,595	2,641	3,406
Drydocking	136	350	1	432	115
Insurance and loss reserves	385	326	534	407	314
Fuel, lubes and supplies	1,602	1,102	1,368	1,016	1,015
Other	1,713	2,464	1,062	1,718	1,466
	12,314	12,090	10,888	12,040	11,574
Direct Vessel Profit	$5,449	$4,742	$4,613	$2,804	$4,409
Other Costs and Expenses:
Lease expense	$352	$352	$341	$342	$342
Depreciation and amortization	5,929	5,944	5,525	5,780	6,585

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Supply
Time Charter Statistics:
Average rates per day worked	$6,906	$7,001	$7,050	$7,410	$7,174
Fleet utilization	53%	62%	81%	82%	69%
Fleet available days	486	501	460	565	637
Out-of-service days for repairs, maintenance and drydockings	118	60	27	—	—
Out-of-service days for cold-stacked status	—	—	—	—	19
Operating Revenues:
Time charter	$1,787	$2,182	$2,631	$3,442	$3,149
Bareboat charter	1,156	1,143	1,168	1,168	1,156
Other marine services	799	781	619	1,066	39
	3,742	4,106	4,418	5,676	4,344
Direct Costs and Expenses:
Operating:
Personnel	1,617	1,678	1,487	1,976	1,999
Repairs and maintenance	1,085	619	403	549	259
Drydocking	82	162	1,023	1,624	585
Insurance and loss reserves	78	105	130	145	134
Fuel, lubes and supplies	98	399	445	391	317
Other	842	1,144	762	254	1,048
	3,802	4,107	4,250	4,939	4,342
Direct Vessel (Loss) Profit	$(60)	$(1)	$168	$737	$2
Other Costs and Expenses:
Lease expense	$433	$318	$178	$34	$—
Depreciation and amortization	1,223	1,036	966	1,173	1,394

Emergency Response and Rescue
Time Charter Statistics:
Average rates per day worked	$8,562	$8,499	$8,504	$8,692	$9,157
Fleet utilization	87%	82%	82%	77%	80%
Fleet available days	1,547	1,620	1,734	1,809	1,746
Out-of-service days for repairs, maintenance and drydockings	15	71	89	117	46
Operating Revenues:
Time charter	$11,503	$11,308	$12,024	$12,036	$12,791
Other marine services	30	31	11	50	39
	11,533	11,339	12,035	12,086	12,830
Direct Costs and Expenses:
Operating:
Personnel	6,047	6,133	6,774	5,855	8,148
Repairs and maintenance	1,069	1,422	1,601	1,627	1,464
Drydocking	77	309	273	1,156	624
Insurance and loss reserves	129	60	216	234	143
Fuel, lubes and supplies	690	947	657	975	843
Other	143	240	209	351	144
	8,155	9,111	9,730	10,198	11,366
Direct Vessel Profit	$3,378	$2,228	$2,305	$1,888	$1,464
Other Costs and Expenses:
Depreciation and amortization	$1,082	$1,096	$1,085	$945	$681

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Specialty
Time Charter Statistics:
Fleet available days	91	90	92	92	91
Out-of-service days for cold-stacked status	91	90	92	92	91
Operating Revenues:
Other marine services	$—	$—	$337	$—	$—

Direct Costs and Expenses:
Operating:
Personnel	23	65	64	64	79
Repairs and maintenance	3	4	12	31	13
Drydocking	—	—	—	—	—
Insurance and loss reserves	20	8	9	41	25
Fuel, lubes and supplies	(24)	31	33	65	(29)
Other	77	95	70	67	93
	99	203	188	268	181
Direct Vessel (Loss) Profit	$(99)	$(203)	$149	$(268)	$(181)
Other Costs and Expenses:
Depreciation and amortization	127	128	282	282	283

Liftboats
Time Charter Statistics:
Average rates per day worked	$20,993	$17,750	$18,497	$18,993	$19,225
Fleet utilization	47%	46%	49%	60%	43%
Fleet available days	1,729	1,710	1,827	1,932	1,911
Out-of-service days for repairs, maintenance and drydockings	292	224	132	86	266
Out-of-service days for cold-stacked status	455	526	550	554	708
Operating Revenues:
Time charter	$16,932	$13,877	$16,631	$22,171	$15,788
Other marine services	1,481	2,080	1,926	2,922	1,569
	18,413	15,957	18,557	25,093	17,357
Direct Costs and Expenses:
Operating:
Personnel	5,360	5,097	5,546	5,621	4,671
Repairs and maintenance	2,189	2,828	1,971	1,827	1,553
Drydocking	1,683	1,983	167	433	842
Insurance and loss reserves	921	884	872	630	889
Fuel, lubes and supplies	1,076	1,005	1,485	1,482	1,153
Other	251	444	667	620	336
	11,480	12,241	10,708	10,613	9,444
Direct Vessel Profit	$6,933	$3,716	$7,849	$14,480	$7,913
Other Costs and Expenses:
Lease expense	$1,497	$1,498	$638	$641	$644
Depreciation and amortization	6,055	6,053	6,098	6,188	6,333

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Crew transfer
Time Charter Statistics:
Average rates per day worked	$2,431	$2,325	$2,283	$2,253	$2,330
Fleet utilization	88%	60%	68%	89%	73%
Fleet available days	3,499	3,420	3,496	3,498	3,457
Out-of-service days for repairs, maintenance and drydockings	39	53	47	123	31
Out-of-service days for cold-stacked status	91	90	92	61	—
Operating Revenues:
Time charter	$7,482	$4,802	$5,395	$6,983	$5,898
Other marine services	499	322	460	657	563
	7,981	5,124	5,855	7,640	6,461
Direct Costs and Expenses:
Operating:
Personnel	2,665	2,309	2,274	2,471	2,295
Repairs and maintenance	933	1,096	814	806	987
Drydocking	—	—	2	9	1
Insurance and loss reserves	93	104	94	130	93
Fuel, lubes and supplies	167	189	145	163	219
Other	113	113	165	104	173
	3,971	3,811	3,494	3,683	3,768
Direct Vessel Profit	$4,010	$1,313	$2,361	$3,957	$2,693
Other Costs and Expenses:
Lease expense	$—	$—	$—	$(22)	$22
Depreciation and amortization	1,920	2,031	679	689	532

Other Activity
Operating Revenues:
Other marine services	$684	$674	$9,555	$1,080	$1,105
	684	674	9,555	1,080	1,105
Direct Costs and Expenses:
Operating:
Personnel	452	573	846	1,541	690
Repairs and maintenance	83	70	146	102	107
Insurance and loss reserves	—	(135)	19	(12)	71
Fuel, lubes and supplies	21	18	18	16	18
Other	(520)	(683)	(971)	(644)	(940)
	36	(157)	58	1,003	(54)
Direct Vessel Profit	$648	$831	$9,497	$77	$1,159
Other Costs and Expenses:
Lease expense	$508	$224	$425	$446	$468
Depreciation and amortization	583	330	196	192	218

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (NON-GAAP PRESENTATION) (in thousands)

	Three Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Cash Flows from Operating Activities:
DVP	20,820	11,972	28,767	$21,657	$14,721
Operating, leased-in equipment (excluding amortization of deferred gains)	(4,625)	(5,157)	(5,439)	(5,301)	(5,341)
Administrative and general (excluding provisions for bad debts and amortization of share awards)	(10,594)	(11,860)	(11,869)	(10,985)	(13,585)
SEACOR Holdings management and guarantee fees	(32)	(29)	(5)	(5)	(7)
Dividends received from 50% or less owned companies	—	400	400	—	1,324
Other, net (excluding non-cash losses)	—	—	(3)	249	—
	5,569	(4,674)	11,851	5,615	(2,888)
Changes in operating assets and liabilities before interest and income taxes	3,090	5,372	(10,638)	(16,587)	(14,575)
Director share awards	894	—	—	—	893
Restricted stock vested	-	(282)	(5)	(32)	(51)
Cash settlements on derivative transactions, net	275	(75)	1,420	102	(21)
Interest paid, excluding capitalized interest (1)	(7,691)	(4,664)	(5,929)	(5,498)	(5,875)
Interest received	222	357	357	309	352
Income taxes refunded, net	56	1,999	40	(344)	(12)
Net cash provided by (used in) operating activities	2,415	(1,967)	(2,904)	(16,435)	(22,177)
Cash Flows from Investing Activities:
Purchases of property and equipment	(19,654)	(20,813)	(14,217)	(21,601)	(5,983)
Capitalized interest paid	(347)	(370)	—	(614)	(1,008)
Proceeds from disposition of property and equipment	9,268	552	17,476	1,858	3,244
Net change in construction reserve fund	7,997	(48)	7,535	2,556	7,209
Net investing activities in property and equipment	(2,736)	(20,679)	10,794	(17,801)	3,462
Investments in and advances to 50% or less owned companies	(718)	(1,951)	(3,672)	1,770	(5,610)
Net investing activities in third party notes receivable	—	—	17	—	—
Sale of subsidiary to joint venture	—	—	—	8,017	—
Net cash (used in) provided by investing activities	(3,454)	(22,630)	7,139	(8,014)	(2,148)
Cash Flows from Financing Activities:
Payments on long-term debt	(3,738)	(4,361)	(11,352)	(2,851)	(6,395)
Proceeds from issuance of long-term debt, net of issue costs	—	—	(336)	43,882	—
Purchase of subsidiary shares from noncontrolling interests	—	(3,392)	—	—	—
Proceeds from exercise of stock options and Warrants	3	108	20	—	813
Issuance of stock	—	—	—	—	54,012
Net cash (used in) provided by financing activities	(3,735)	(7,645)	(11,668)	41,031	48,430
Effects of Exchange Rate Changes on Cash and Cash Equivalents	(309)	1,484	(233)	(253)	(970)
Net Change in Cash, Cash Equivalents and Restricted Cash	(5,083)	(30,758)	(7,666)	16,329	23,135
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	66,095	96,853	104,519	88,190	65,055
Cash, Restricted Cash and Cash Equivalents, End of Period	$61,012	$66,095	$96,853	$104,519	$88,190

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
ASSETS
Current Assets:
Cash and cash equivalents	$58,772	$63,855	$95,195	$102,864	$86,239
Restricted cash	2,240	2,240	1,657	1,655	1,951
Receivables:
Trade, net of allowance for doubtful accounts	69,117	67,900	64,125	75,349	57,658
Other	10,410	9,078	12,082	16,552	16,039
Inventories	2,995	4,139	3,443	3,646	3,666
Prepaid expenses and other	4,123	4,597	2,530	2,692	4,090
Total current assets	147,657	151,809	179,032	202,758	169,643
Property and Equipment:
Historical cost	1,222,820	1,294,945	1,242,733	1,279,000	1,287,855
Accumulated depreciation	(525,556)	(579,441)	(561,272)	(568,752)	(564,477)
	697,264	715,504	681,461	710,248	723,378
Construction in progress	68,228	63,301	88,918	82,953	82,274
Net property and equipment	765,492	778,805	770,379	793,201	805,652
Right-of-Use Asset - Operating Leases	27,390	30,503	—	—	—
Investments, at Equity, and Advances to 50% or Less Owned Companies	112,418	119,520	121,773	120,340	115,424
Construction Reserve Funds	20,112	28,109	28,061	35,596	38,152
Other Assets	3,627	3,603	3,690	3,582	3,667
	$1,076,696	$1,112,349	$1,102,935	$1,155,477	$1,132,538
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$16,552	$17,918	—	—	—
Current portion of long-term debt	20,651	17,426	16,812	17,426	22,858
Accounts payable and accrued expenses	33,909	27,263	19,370	20,480	23,774
Due to SEACOR Holdings	74	535	452	463	746
Other current liabilities	48,593	47,567	46,983	63,772	56,469
Total current liabilities	119,779	110,709	83,617	102,141	103,847
Long-Term Operating Lease Liabilities	16,775	19,851	—	—	—
Long-Term Debt	379,075	384,344	387,854	397,738	348,912
Conversion Option Liability on Convertible Senior Notes	7,599	6,201	5,276	17,928	21,886
Deferred Income Taxes	37,063	41,831	44,682	46,120	49,789
Deferred Gains and Other Liabilities	5,165	7,290	26,571	26,662	27,289
Total liabilities	565,456	570,226	548,000	590,589	551,723
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	218	211	204	204	204
Additional paid-in capital	424,549	422,830	415,372	414,460	413,754
Retained earnings	83,312	111,701	126,834	134,628	150,585
Shares held in treasury	(374)	(373)	(91)	(86)	(54)
Accumulated other comprehensive loss, net of tax	(19,156)	(16,812)	(16,788)	(13,945)	(13,129)
	488,549	517,557	525,531	535,261	551,360
Noncontrolling interests in subsidiaries	22,691	24,566	29,404	29,627	29,455
Total equity	511,240	542,123	554,935	564,888	580,815
	$1,076,696	$1,112,349	$1,102,935	$1,155,477	$1,132,538

SEACOR MARINE HOLDINGS INC. UNAUDITED FLEET COUNTS

	June 30, 2019 (1)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
AHTS	9	11	12	13	13
FSV	40	42	41	47	49
Supply	41	42	39	29	29
ERRV	18	18	19	20	21
Specialty	6	7	7	4	4
Liftboats	19	19	19	21	21
CTV	44	43	42	42	42
	177	182	179	176	179

______________________

(1)	Excludes five owned and one leased-in offshore support vessels that have been retired and removed from service.

SEACOR MARINE HOLDINGS INC. UNAUDITED EXPECTED FLEET DELIVERIES

	2019		2020
	Q3	Q4	Q1	Q2	Q3	Q4	Deferred	Total
Fast support	—	—	—	1	—	—	2	3
Crew transfer	—	1	1	—	—	—	—	2
Platform supply	1	—	2	1	—	1	—	5